UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 19, 2007 (January 18, 2007)
Date of Report (Date of earliest event reported)

COMPETITIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8696	36-2664428
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number )	Identification No.)

777 Commerce Drive, Suite 100, Fairfield, Connecticut 06825
(Address of principal executive offices) (Zip Code)

(203) 368-6044
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 18, 2007, Competitive Technologies, Inc. (the “Company”) entered into indemnification agreements (the “Agreements”) with each of the current directors of the Company and Mr. Michael D. Davidson, Senior Vice President and Chief Financial Officer of the Company (collectively, the “Indemnitees”). The Indemnification Agreements provide the Indemnitees with indemnification and expense advancement rights as Delaware law permits to be provided to directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

Date: January 19, 2007	By:	/s/ Michael D. Davidson
Name:Michael D. Davidson
Title:Senior Vice President and
Chief Financial Officer